                                                                 EXHIBIT (a)(2)
                             LETTER OF TRANSMITTAL
                        TO TENDER SHARES OF COMMON STOCK

                                       OF

                                  FEMRX, INC.
                       PURSUANT TO THE OFFER TO PURCHASE
                             DATED OCTOBER 9, 1998

                                       BY

                            ET/FM ACQUISITION CORP.
                          A WHOLLY OWNED SUBSIDIARY OF

                               JOHNSON & JOHNSON
         THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,
 NEW YORK CITY TIME, ON FRIDAY, NOVEMBER 6, 1998, UNLESS THE OFFER IS EXTENDED.

                        The Depositary for the Offer is:
                    FIRST CHICAGO TRUST COMPANY OF NEW YORK

             By Mail:                        By Overnight:                         By Hand:
       Tenders & Exchanges                Tenders & Exchanges                Tenders & Exchanges
          P.O. Box 2569                14 Wall Street, 8th Floor          c/o Securities Transfer &
            Suite 4660                     Suite 4680 -- FMRX              Reporting Services Inc.
    Jersey City, NJ 07303-2569             New York, NY 10005           One Exchange Plaza, 3rd Floor
                                                                              New York, NY 10006

       DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS
             SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

       THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL SHOULD BE
         READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     This Letter of Transmittal is to be used either if certificates are to be forwarded herewith or, unless an Agent's Message (as defined in Section 2 of the Offer to Purchase (as defined below)) is utilized, if delivery of Shares (as defined below) is to be made by book-entry transfer to an account maintained by the Depositary at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in Section 2 of the Offer to Purchase. Stockholders who deliver Shares by book-entry transfer are referred to herein as "Book-Entry Stockholders" and other stockholders are referred to herein as "Certificate Stockholders". Stockholders whose certificates for Shares are not immediately available or who cannot deliver either the certificates for, or a Book-Entry Confirmation (as defined in Section 2 of the Offer to Purchase) with respect to, their Shares and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase) must tender their Shares in accordance with the guaranteed delivery procedures set forth in Section 2 of the Offer to Purchase. See Instruction 2. This Letter of Transmittal may also be used to tender Shares issuable upon the exercise of Company Stock Options (as defined in the Offer to Purchase). Delivery of documents to the Book-Entry Transfer Facility in accordance with the Book-Entry Transfer Facility's procedures does not constitute delivery to the Depositary.

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

          Name of Tendering Institution
        ------------------------------------------------------------------------
          The Depository Trust Company Account Number
             -------------------------------------------------------------------
          Transaction Code Number
        ------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
    FOLLOWING:

          Name(s) of Registered Owner(s)
        ------------------------------------------------------------------------
          Window Ticket Number (if any)
        ------------------------------------------------------------------------
          Date of Execution of Notice of Guaranteed Delivery
                ----------------------------------------------------------------
          Name of Institution that Guaranteed Delivery
         -----------------------------------------------------------------------
          If delivered to Book-Entry Transfer Facility check this box: [ ]
         The Depository Trust Company Account Number
            --------------------------------------------------------------------
          Transaction Code Number
        ------------------------------------------------------------------------

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                                                 DESCRIPTION OF SHARES TENDERED
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     NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
      (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)                                   SHARES TENDERED
              APPEAR(S) ON CERTIFICATE(S))                             (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)
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                                                                                                TOTAL NUMBER
                                                                                               OF SHARES TO BE
                                                                                                RECEIVED AND
                                                                              TOTAL NUMBER      TENDERED UPON
                                                                                OF SHARES        EXERCISE OF         NUMBER
                                                             CERTIFICATE     REPRESENTED BY     COMPANY STOCK       OF SHARES
                                                            NUMBER(S)(1)    CERTIFICATE(S)(1)      OPTIONS         TENDERED(2)
                                                            ------------------------------------------------------------------

                                                            ------------------------------------------------------------------

                                                            ------------------------------------------------------------------

                                                            ------------------------------------------------------------------
                                                            TOTAL SHARES
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  (1) Need not be completed by Book-Entry Stockholders.

  (2) Unless otherwise indicated, it will be assumed that all Shares evidenced by each certificate delivered to the Depositary are being tendered. See Instruction 4.
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IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE BEEN LOST OR DESTROYED, SEE INSTRUCTION 11.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     The undersigned hereby tenders to ET/FM Acquisition Corp., a Delaware corporation (the "Purchaser"), and a wholly owned subsidiary of Johnson & Johnson, a New Jersey corporation ("Parent"), the above-described shares of common stock, par value $.001 per share (the "Shares"), of FemRx, Inc., a Delaware corporation (the "Company"), upon Purchaser's offer to purchase all outstanding Shares at a price of $2.35 per Share, net to the seller in cash, without interest, in accordance with the terms and subject to the conditions set forth in the Purchaser's Offer to Purchase dated October 9, 1998 (the "Offer to Purchase"), and this Letter of Transmittal (which, together with any amendments or supplements thereto or hereto, collectively constitute the "Offer"), receipt of which is hereby acknowledged. Any Shares issuable upon the exercise of Company Stock Options tendered hereby as indicated above (the "Option Shares") will only be received by the Depositary and tendered by it and the Company Stock Options will only be exercised by it in the event that the Offer is consummated.

     Upon the terms of the Offer, subject to, and effective upon, acceptance for payment of, and payment for, the Shares tendered herewith in accordance with the terms of the Offer (including, if the Offer is extended or amended, the terms or conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all the Shares that are being tendered hereby (and any and all other Shares or other securities or rights issued or issuable in respect thereof on or after October 3, 1998), and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any such other Shares or securities or rights), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares (and any such other Shares or securities or rights) or transfer ownership of such Shares (and any such other Shares or securities or rights) on the account books maintained by the Book-Entry Transfer Facility together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Purchaser, (b) present such Shares (and any such other Shares or securities or rights) for transfer on the Company's books and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any such other Shares or securities or rights), all in accordance with the terms of the Offer.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the tendered Shares (and any and all other Shares or other securities or rights issued or issuable in respect of such Shares on or after October 3, 1998) and, when the same are accepted for payment by the Purchaser, the Purchaser will acquire good title thereto, free and clear of all liens, restrictions, claims and encumbrances. The undersigned will, upon request, execute any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the tendered Shares (and any and all such other Shares or securities or rights).

     All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

     The undersigned hereby irrevocably appoints Clifford E. Holland, Howard I. Zauberman, Philip P. Crowley and James J. Bergin, in their respective capacities as officers of Parent, and any individual who shall hereafter succeed to any such office of Parent, and each of them, and any other designees of the Purchaser, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote at any annual, special or adjourned meeting of the Company's stockholders or otherwise in such manner as each such attorney and proxy or his substitute shall in his sole discretion deem proper with respect to, to execute any written consent concerning any matter as each such attorney and proxy or his substitute shall in his sole discretion deem proper with respect to, and to otherwise act as each such attorney and proxy or his substitute shall in his sole discretion deem proper with respect to, all the Shares tendered hereby that have been accepted for payment by the Purchaser prior to the time any such action is taken and with respect to which the undersigned is entitled to vote (and with respect to any and all other Shares or other securities or rights issued or issuable in respect of such Shares on or after October 3, 1998). This appointment is effective when, and only to the extent that, the Purchaser accepts for payment such Shares as provided in the Offer to Purchase. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for payment of such Shares in accordance with the terms of the Offer. Such acceptance for payment shall, without further action, revoke all prior powers of attorney and proxies appointed by the undersigned at any time with respect to such Shares (and any such other Shares or securities or rights) and no subsequent powers of attorney or proxies will be appointed by the undersigned, or be effective, with respect thereto.

     If the undersigned is tendering Option Shares to be received from an exercise by the Depositary of Company Stock Options on behalf of the undersigned, in addition to the matters described above, the undersigned hereby irrevocably appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to the full extent of the undersigned's rights with respect to such Company Stock Options, (a) to exercise Company Stock Options for the Shares to be tendered, (b) to cause the transfer of record ownership of such Company Stock Options into the name of the undersigned or the Depositary if deemed by the Depositary or the Purchaser to be necessary or appropriate to exercise such Company Stock Options for the Shares being tendered and (c) to receive the Shares issuable upon exercise of such tendered Company Stock Options. This appointment will be effective if, when and only to the extent that, the Purchaser accepts such Shares for payment pursuant to the Offer.

     If the undersigned is tendering Option Shares from an exercise of Company Stock Options, the undersigned, upon request, shall execute and deliver all additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to effectuate the exercise of such Company Stock Options into the Shares tendered hereby, including, without limitation, such documents as shall be necessary to effect the transfer of record ownership of such Company Stock Options into the name of the undersigned or the Depositary.

     The undersigned understands that the valid tender of Shares pursuant to any of the procedures described in Section 2 of the Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer.

     Unless otherwise indicated herein under "Special Payment Instructions", please issue the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered". Similarly, unless otherwise indicated under "Special Delivery Instructions", please mail the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered". In the event that both Special Delivery Instructions and Special Payment Instructions are completed, please issue the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name of, and deliver such check and/or return such certificates (and any accompanying documents, as appropriate) to, the person or persons so indicated. Please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility. The undersigned recognizes that the Purchaser has no obligation pursuant to Special Payment Instructions to transfer any Shares from the name of the registered holder thereof if the Purchaser does not accept for payment any of the Shares so tendered. The payment made to the undersigned for each Option Share tendered will be an amount equal to the Offer Price minus the exercise price of the exercised Company Stock Option. The amount paid to employees for Option Shares will be reduced by such amount of wage and employment withholding taxes as may be required to be deducted and withheld with respect to the making of such payment under the Internal Revenue Code of 1986, as amended, or under any provision of state, local, or foreign law. For each Option Share tendered, an amount equal to the exercise price of the Company Stock Option exercised for such Option Share shall be paid to the Company.

          ------------------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

        To be completed ONLY if certificates for Shares not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment are to be issued in the name of someone other than the undersigned.

   Issue check and/or certificate(s) to:

   Name
   -----------------------------------------------------
                                    (PLEASE PRINT)

   Address
   --------------------------------------------------

          ------------------------------------------------------------
                               (INCLUDE ZIP CODE)

          ------------------------------------------------------------
              (EMPLOYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)

          ------------------------------------------------------------
          ------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

        To be completed ONLY if certificates for Shares not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown under "Description of Shares Tendered".

   Mail check and/or certificate(s) to:

   Name
   -----------------------------------------------------
                                    (PLEASE PRINT)

   Address
   --------------------------------------------------

          ------------------------------------------------------------
                               (INCLUDE ZIP CODE)

          ------------------------------------------------------------
              (EMPLOYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)

          ------------------------------------------------------------

                                   SIGN HERE
                   (ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW)

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--------------------------------------------------------------------------------
                        (SIGNATURE(S) OF STOCKHOLDER(S))

   Dated:
   ------------------ , 1998

   (Must be signed by registered holder(s) as name(s) appear(s) on the certificate(s) for the Shares or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

   Name(s)
        ---------------------------------------------------------------------

   --------------------------------------------------------------------------
                                 (PLEASE PRINT)

   Capacity (Full Title)
                -------------------------------------------------------------

   Address
       ----------------------------------------------------------------------

   --------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

   Area Code and Telephone No.
                       ------------------------------------------------------

   Employer Identification or
   Social Security Number
                  -----------------------------------------------------------

                           GUARANTEE OF SIGNATURE(S)
                   IF REQUIRED -- (SEE INSTRUCTIONS 1 AND 5)

   Authorized Signature
                -------------------------------------------------------------

   Name----------------------------------------------------------------------

   --------------------------------------------------------------------------
                                 (PLEASE PRINT)

   Name of Firm
           ------------------------------------------------------------------

   Address
       ----------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

   Area Code and Telephone No.
                       ------------------------------------------------------

   Dated:                                                              , 1998
   --------------------------------------------------------------------------

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. Guarantee of Signature. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loans associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (an "Eligible Institution"). No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of the Shares) of Shares tendered herewith, unless such holder(s) has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on the reverse hereof, or (b) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

     2. Requirements of Tender. This Letter of Transmittal is to be completed by stockholders either if certificates are to be forwarded herewith or, unless an Agent's Message (as defined below) is utilized, if delivery of Shares is to be made pursuant to the procedures for book-entry transfer set forth in Section 2 of the Offer to Purchase. For a stockholder validly to tender Shares pursuant to the Offer, either (a) a properly completed and duly executed Letter of Transmittal (or facsimile thereof), together with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other required documents, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date and either (i) certificates for tendered Shares must be received by the Depositary at one of such addresses prior to the Expiration Date or (ii) Shares must be delivered pursuant to the procedures for book-entry transfer set forth herein and a Book-Entry Confirmation must be received by the Depositary prior to the Expiration Date or (b) the tendering stockholder must comply with the guaranteed delivery procedures set forth below and in Section 2 of the Offer to Purchase. If certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

     Stockholders whose certificates for Shares are not immediately available or who cannot deliver their certificates and all other required documents to the Depositary or complete the procedures for book-entry transfer prior to the Expiration Date may tender their Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in Section 2 of the Offer to Purchase.

     Pursuant to such procedures, (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Purchaser must be received by the Depositary prior to the Expiration Date and (c) the certificates for all physically delivered Shares or a Book-Entry Confirmation with respect to all tendered Shares, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange, Inc. trading days after the date of execution of the Notice of Guaranteed Delivery as provided in Section 2 of the Offer to Purchase.

     The term "Agent's Message" means a message transmitted by the Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the participant in the Book-Entry Transfer Facility tendering the Shares that such participant has received and agrees to be bound by the terms of this Letter of Transmittal and that the Purchaser may enforce such agreement against the participant.

     THE METHOD OF DELIVERY OF SHARES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING STOCKHOLDER. SHARES WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     Except as provided herein for tendering Option Shares, no alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.

     3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto.

     4. Partial Tenders (Applicable to Certificate Stockholders Only). If fewer than all the Shares evidenced by any certificate submitted are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered". In any such case, new certificate(s) for the remainder of the Shares that were evidenced by the old certificate(s) will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the acceptance for payment of, and payment for, the Shares tendered herewith. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder of the Shares tendered hereby, the signature must correspond with the name as written on the face of the certificate(s) without any change whatsoever.

     If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, and payment is to be made to, or certificates for Shares not tendered or accepted for payment are to be issued to, such registered holder(s), then no endorsements of certificates or separate stock powers are required.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificates listed, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered owner or owners appear on the certificates. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of such person's authority so to act must be submitted.

     6. Stock Transfer Taxes. The Company will pay any U.S. Federal, state or local stock transfer taxes with respect to the transfer and sale of Shares to the Purchaser or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if certificates for Shares not tendered or accepted for payment are to be registered in the name of, any person(s) other than the registered owner(s), or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

     EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATES LISTED IN THIS LETTER OF TRANSMITTAL.

     7. Special Payment and Delivery Instructions. If a check is to be issued in the name of and/or certificates for Shares not tendered or not accepted for payment are to be returned to, a person other than the signer of this Letter of Transmittal or if a check is to be sent and/or such certificates are to be returned to a person other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal must be completed. Any stockholder(s) delivering Shares by book-entry transfer may request that Shares not accepted for payment be credited to such account maintained at the Book-Entry Transfer Facility as such stockholder(s) may designate.

     8. Waiver of Conditions. Subject to the terms of the Offer, the Purchaser reserves the absolute right in its sole discretion to waive any of the specified conditions of the Offer, in whole or in part, in the case of any Shares tendered.

     9. 31% Backup Withholding. Under U.S. Federal income tax law, a stockholder whose tendered Shares are accepted for payment is required to provide the Depositary with such stockholder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If the Depositary is not provided with the correct TIN or an adequate basis for exemption, the Internal Revenue Service may subject the stockholder or other payee to a $50 penalty. In addition, payments that are made to such stockholder or other payee with respect to Shares purchased pursuant to the Offer may be subject to a 31% backup withholding.

     Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, the stockholder must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

     If backup withholding applies, the Depositary is required to withhold 31% of any such payments made to the stockholder or other payee. Backup withholding is not an additional income tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld, provided that the required information is given to the Internal Revenue Service. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

     The box in Part 3 of the Substitute Form W-9 may be checked if the tendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the stockholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 31% on all payments made prior to the time a properly certified TIN is provided to the Depositary. However, such amounts will be refunded to such stockholder if a TIN is provided to the Depositary within 60 days.

     The stockholder is required to give Depositary the TIN (e.g., social security number or employer identification number) of the record owner of the Shares or of the last transferee appearing on the transfers attached to, or endorsed on, the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

     10. Requests for Assistance or Additional Copies. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 and questions or requests for assistance should be directed to the Information Agent at its address set forth below.

     11. Lost, Destroyed or Stolen Certificates. If any certificate representing Shares has been lost, destroyed or stolen, the stockholder should promptly call ChaseMellon Shareholder Services, L.L.C., Customer Service Department, at 1-800-356-2017. The stockholder will then be instructed as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

     IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF, TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE DEPOSITARY OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY, IN EACH CASE PRIOR TO THE EXPIRATION DATE.

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PAYOR'S NAME: FIRST CHICAGO TRUST COMPANY OF NEW YORK
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SUBSTITUTE                   PART 1--PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND     -------------------------------
 FORM W-9                    CERTIFY BY SIGNING AND DATING BELOW                         Social Security Number(s)
                                                                                         OR
                                                                                         -------------------------------
                                                                                         Employer Identification Number
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                             PART 2--CERTIFICATES--UNDER PENALTIES OF PERJURY, I         PART 3--
                             CERTIFY THAT:                                               Awaiting TIN [ ]
                             (1) THE NUMBER SHOWN ON THIS FORM IS MY CORRECT TAXPAYER
                                 IDENTIFICATION NUMBER (OR I AM WAITING FOR A NUMBER TO
                                 BE ISSUED FOR ME), AND
                             (2) I AM NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE: (A) I
                             AM EXEMPT FROM BACKUP WITHHOLDING, OR (B) I HAVE NOT BEEN
                                 NOTIFIED BY THE INTERNAL REVENUE SERVICE (THE "IRS")
                                 THAT I AM SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF
                                 A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR (C)
                                 THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO
                                 BACKUP WITHHOLDING.
                            ---------------------------------------------------------------------------------------------

DEPARTMENT OF THE TREASURY   CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the
 INTERNAL REVENUE SERVICE    IRS that you are currently subject to backup withholding because of underreporting interest or
 PAYOR'S REQUEST FOR         dividends on your tax returns. However, if after being notified by the IRS that you are
TAXPAYER                     subject to backup withholding, you received another notification from the IRS stating that you
 IDENTIFICATION NUMBER       are no longer subject to backup withholding, do not cross out such item (2).
("TIN")                      SIGNATURE -------------------------------------------------------------------------------
                             DATE-------------------------------------, 1998
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NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

          YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX
                           IN PART 3 OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalty of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide a Taxpayer Identification Number within sixty
(60) days.

Signature
--------------------------------------------------------- Date-----------------

     Questions and requests for assistance may be directed to the Information Agent at its address and telephone numbers below. Requests for additional copies of the Offer to Purchase, the related Letter of Transmittal and all other tender offer materials may be directed to the Information Agent. Copies will be furnished promptly at the Purchaser's expense. No fees or commissions will be paid to any broker or dealer or any other person (other than the Information Agent) for soliciting tenders of Shares pursuant to the Offer.

                    The Information Agent for the Offer is:

                           [GEORGESON & COMPANY LOGO]

                               Wall Street Plaza
                            New York, New York 10005
                 Banks and Brokers Call Collect (212) 440-9800
                    All Others Call Toll Free (800) 223-2064